HEI

Catalyst for a better Hawai'i

2017

Statistical Supplement

Corporate Headquarters
Hawaiian Electric Industries, Inc.
1001 Bishop Street, Suite 2900
Honolulu, HI 96813
Telephone: 808-543-7300
E-mail: ir@hei.com
Internet address:
http://www.hei.com

Hawaiian Electric Industries, Inc.
2017 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31		2017	2016	2015	2014	2013
(dollars in thousands, except per share amounts)
Results of operations
Revenues		$2,555,625	$2,380,654	$2,602,982	$3,239,542	$3,238,470
Net income for common stock		165,297	248,256	159,877	168,129	161,709
Basic earnings per common share		1.52	2.30	1.50	1.65	1.63
Diluted earnings per common share		1.52	2.29	1.50	1.63	1.62
Dividends per common share		1.24	1.24	1.24	1.24	1.24
Operating income (loss)
Electric utility		$257,521	$284,468	$274,116	$275,768	$245,513
Bank		98,716	87,352	83,812	79,295	89,146
Other		(17,946)	(23,645)	(35,375)	(22,463)	(17,151)
		$338,291	$348,175	$322,553	$332,600	$317,508
Assets [1]
Electric utility		$6,196,281	$5,975,428	$5,672,210	$5,550,021	$5,058,065
Bank		6,798,659	6,421,357	6,014,755	5,566,222	5,244,686
Other		104,888	28,721	95,053	60,900	29,170
		$13,099,828	$12,425,506	$11,782,018	$11,177,143	$10,331,921
Capital structure [1,2]
Short-term borrowings - other than bank		$117,945	$—	$103,063	$118,972	$105,482
Long-term debt, net - other than bank		1,683,797	1,619,019	1,578,368	1,498,547	1,483,960
Preferred stock of subsidiaries		34,293	34,293	34,293	34,293	34,293
Common stock equity		2,097,386	2,066,753	1,927,640	1,790,573	1,726,406
		$3,933,421	$3,720,065	$3,643,364	$3,442,385	$3,350,141
Capital structure ratios [1,2]
Short-term borrowings - other than bank		3.0%	-- %	2.9%	3.5%	3.2%
Long-term debt, net - other than bank		42.8	43.5	43.3	43.5	44.3
Preferred stock of subsidiaries		0.9	0.9	0.9	1.0	1.0
Common stock equity		53.3	55.6	52.9	52.0	51.5
		100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]		188%	174%	161%	192%	153%
Price earnings ratio [3]		23.8x	14.4x	19.3x	20.5x	16.1x
Return on average common equity		7.9%	12.4%	8.6%	9.6%	9.7%
Indicated annual yield [1]		3.4%	3.7%	4.3%	3.7%	4.8%
Dividend payout ratio		82%	54%	82%	75%	76%
Full-time employees
Hawaiian Electric and its subsidiaries		2,724	2,662	2,727	2,759	2,764
ASB		1,115	1,093	1,152	1,162	1,159
Consolidated HEI		3,880	3,796	3,918	3,965	3,966
Note:		This report should be read in conjunction with HEI’s Form 10-K for each year. Financial data for periods prior to January 1,
2016 has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2015-03.
1	At December 31.
2		Excludes ASB's deposit liabilities and other borrowings.
3		Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
(in thousands, except per share amounts)
Revenues
Electric utility	$2,257,566	$2,094,368	$2,335,166	$2,987,323	$2,980,172
Bank	297,640	285,924	267,733	252,497	258,147
Other	419	362	83	(278)	151
Total revenues	2,555,625	2,380,654	2,602,982	3,239,542	3,238,470
Expenses
Electric utility	2,000,045	1,809,900	2,061,050	2,711,555	2,734,659
Bank	198,924	198,572	183,921	173,202	169,001
Other	18,365	24,007	35,458	22,185	17,302
Total expenses	2,217,334	2,032,479	2,280,429	2,906,942	2,920,962
Operating income (loss)
Electric utility	257,521	284,468	274,116	275,768	245,513
Bank	98,716	87,352	83,812	79,295	89,146
Other	(17,946)	(23,645)	(35,375)	(22,463)	(17,151)
Total operating income	338,291	348,175	322,553	332,600	317,508
Merger termination fee	—	90,000	—	—	—
Interest expense, net—other than on deposit liabilities
and other bank borrowings	(78,972)	(75,803)	(77,150)	(76,352)	(75,479)
Allowance for borrowed funds used during construction	4,778	3,144	2,457	2,579	2,246
Allowance for equity funds used during construction	12,483	8,325	6,928	6,771	5,561
Income before income taxes	276,580	373,841	254,788	265,598	249,836
Income taxes	109,393	123,695	93,021	95,579	86,237
Net income	167,187	250,146	161,767	170,019	163,599
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$165,297	$248,256	$159,877	$168,129	$161,709
Basic earnings per common share	$1.52	$2.30	$1.50	$1.65	$1.63
Diluted earnings per common share	$1.52	$2.29	$1.50	$1.63	$1.62
Weighted-average number of common shares outstanding	108,749	108,102	106,418	101,968	98,968
Weighted-average shares assuming dilution	108,933	108,309	106,721	102,937	99,623

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
(in thousands)
Net income for common stock	$165,297	$248,256	$159,877	$168,129	$161,709
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(4,370)	(5,699)	(2,334)	5,840	(13,686)
Reclassification adjustment for net realized gains included in net income, net of taxes	—	(360)	—	(1,715)	(738)
Derivatives qualified as cash flow hedges:
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	—	(281)	—	—	—
Reclassification adjustment to net income, net of taxes	454	(119)	235	236	235
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	65,531	(43,510)	5,889	(234,166)	223,177
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	15,737	14,518	22,465	11,344	23,280
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(78,724)	28,584	(25,139)	207,833	(222,595)
Other comprehensive income (loss), net of taxes	(1,372)	(6,867)	1,116	(10,628)	9,673
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$163,925	$241,389	$160,993	$157,501	$171,382
Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
A reconciliation of GAAP to non-GAAP (core) measures is located in the Appendix.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2017	2016	2015	2014	2013
(in thousands)
ASSETS
Cash and cash equivalents	$261,881	$278,452	$300,478	$175,542	$220,036
Accounts receivable and unbilled revenues, net	263,209	237,950	242,766	313,696	346,785
Available-for-sale investment securities, at fair value	1,401,198	1,105,182	820,648	550,394	529,007
Held-to-maturity investment securities, at amortized cost	44,515	—	—	—	—
Stock in Federal Home Loan Bank, at cost	9,706	11,218	10,678	69,302	92,546
Loans receivable, net	4,628,381	4,701,977	4,570,412	4,397,457	4,115,415
Property, plant and equipment, net	5,025,916	4,603,465	4,377,658	4,148,774	3,865,514
Regulatory assets	869,297	957,451	896,731	905,264	575,924
Other	513,535	447,621	480,457	534,524	504,504
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$13,099,828	$12,425,506	$11,782,018	$11,177,143	$10,331,921

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$219,551	$168,504	$164,565	$211,761	$239,047
Deposit liabilities	5,890,597	5,548,929	5,025,254	4,623,415	4,372,477
Short-term borrowings - other than bank	117,945	—	103,063	118,972	105,482
Other bank borrowings	190,859	192,618	328,582	290,656	244,514
Long-term debt, net - other than bank	1,683,797	1,619,019	1,578,368	1,498,547	1,483,960
Deferred income taxes	388,430	728,806	680,877	633,570	530,786
Regulatory liabilities	880,770	410,693	371,543	344,849	349,299
Contributions in aid of construction	565,668	543,525	506,087	466,432	432,894
Other	1,030,532	1,112,366	1,061,746	1,164,075	812,763
Total liabilities	10,968,149	10,324,460	9,820,085	9,352,277	8,571,222
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock	1,662,491	1,660,910	1,629,136	1,521,297	1,488,126
Retained earnings	476,836	438,972	324,766	296,654	255,030
Accumulated other comprehensive loss, net of tax benefits	(41,941)	(33,129)	(26,262)	(27,378)	(16,750)
Total shareholders' equity	2,097,386	2,066,753	1,927,640	1,790,573	1,726,406
Total liabilities and shareholders' equity	$13,099,828	$12,425,506	$11,782,018	$11,177,143	$10,331,921
Notes:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Periods prior to January 1,
2016 reflect the retrospective adoption of ASU No. 2015-03.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2012	97,928	$1,403,484	$215,947	$(26,423)	$1,593,008
Net income for common stock	—	—	161,709	—	161,709
Other comprehensive income, net of taxes	—	—	—	9,673	9,673
Issuance of common stock:
Partial settlement of equity forward	1,300	33,409	—	—	33,409
Dividend reinvestment and stock purchase plan	1,612	41,692	—	—	41,692
Retirement savings and other plans	420	9,203	—	—	9,203
Expenses and other, net	—	338	—	—	338
Common stock dividends	—	—	(122,626)	—	(122,626)
Balance, December 31, 2013	101,260	1,488,126	255,030	(16,750)	1,726,406
Net income for common stock	—	—	168,129	—	168,129
Other comprehensive loss, net of tax benefits	—	—	—	(10,628)	(10,628)
Issuance of common stock:
Partial settlement of equity forward	1,000	24,873	—	—	24,873
Dividend reinvestment and stock purchase plan	95	2,461	—	—	2,461
Retirement savings and other plans	210	6,816	—	—	6,816
Expenses and other, net	—	(979)	—	—	(979)
Common stock dividends	—	—	(126,505)	—	(126,505)
Balance, December 31, 2014	102,565	1,521,297	296,654	(27,378)	1,790,573
Net income for common stock	—	—	159,877	—	159,877
Other comprehensive income, net of taxes	—	—	—	1,116	1,116
Issuance of common stock:
Partial settlement of equity forward	4,700	109,183	—	—	109,183
Retirement savings and other plans	195	5,578	—	—	5,578
Expenses and other, net	—	(6,922)	—	—	(6,922)
Common stock dividends	—	—	(131,765)	—	(131,765)
Balance, December 31, 2015	107,460	1,629,136	324,766	(26,262)	1,927,640
Net income for common stock	—	—	248,256	—	248,256
Other comprehensive loss, net of tax benefits	—	—	—	(6,867)	(6,867)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	859	26,844	—	—	26,844
Retirement savings and other plans	264	9,298	—	—	9,298
Expenses and other, net	—	(4,368)	—	—	(4,368)
Common stock dividends	—	—	(134,050)	—	(134,050)
Balance, December 31, 2016	108,583	1,660,910	438,972	(33,129)	2,066,753
Net income for common stock	—	—	165,297	—	165,297
Other comprehensive loss, net of tax benefits	—	—	—	(1,372)	(1,372)
Reclass of AOCI for tax rate reduction impact	—	—	7,440	(7,440)	—
Issuance of common stock:
Retirement savings and other plans	205	4,664	—	—	4,664
Expenses and other, net	—	(3,083)	—	—	(3,083)
Common stock dividends	—	—	(134,873)	—	(134,873)
Balance, December 31, 2017	108,788	$1,662,491	$476,836	$(41,941)	$2,097,386
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015

(in thousands)
Cash flows from operating activities
Net income	$167,187	$250,146	$161,767
Adjustments to reconcile net income
to net cash provided by operating activities
Depreciation of property, plant and equipment	200,658	194,273	183,966
Other amortization	21,340	10,473	11,619
Provision for loan losses	10,901	16,763	6,275
Impairment of utility assets	—	—	6,021
Loans receivable originated and purchased, held for sale	(115,104)	(236,769)	(268,279)
Proceeds from sale of loans receivable, held for sale	127,951	236,062	275,296
Deferred income taxes	37,835	47,118	41,432
Share-based compensation expense	5,404	4,789	6,542
Allowance for equity funds used during construction	(12,483)	(8,325)	(6,928)
Other	(3,324)	(12,422)	1,672
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(12,875)	(898)	62,304
Increase (decrease) in accounts, interest and dividends payable	34,985	(9,643)	(52,663)
Change in other assets and liabilities	(42,034)	4,091	(72,166)
Net cash provided by operating activities	420,441	495,658	356,858
Cash flows from investing activities
Available-for-sale investment securities purchased	(528,379)	(533,956)	(429,262)
Principal repayments on available-for-sale investment securities	220,231	219,845	153,271
Proceeds from sale of available-for-sale investment securities	—	16,423	—
Purchases of held-to-maturity investment securities	(44,515)	—	—
Purchase of stock from Federal Home Loan Bank	(2,868)	(7,773)	(1,600)
Redemption of stock from Federal Home Loan Bank	4,380	7,233	60,223
Net decrease (increase) in loans held for investment	15,887	(194,042)	(181,343)
Proceeds from sale of commercial loans	36,760	52,299	—
Proceeds from sale of real estate acquired in settlement of loans	1,019	829	1,329
Proceeds from sale of real estate held for sale	—	1,764	7,283
Capital expenditures	(495,187)	(330,043)	(363,804)
Contributions in aid of construction	64,733	30,100	40,239
Contributions to low income housing investments	(17,505)	—	—
Acquisition of business	(76,323)	—	—
Other	6,468	856	7,940
Net cash used in investing activities	$(815,299)	$(736,465)	$(705,724)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015

(in thousands)
Cash flows from financing activities
Net increase in deposit liabilities	$341,668	$523,675	$401,839
Net increase (decrease) in short-term borrowings
with original maturities of three months or less	67,992	(103,063)	(15,909)
Proceeds from issuance of short-term debt	125,000	—	—
Repayment of short-term debt	(75,000)	—	—
Net increase (decrease) in retail repurchase agreements	61,776	(43,601)	37,925
Proceeds from other bank borrowings	59,500	180,835	50,000
Repayments of other bank borrowings	(123,034)	(272,902)	(50,000)
Proceeds from issuance of long-term debt	532,325	115,000	80,000
Repayment of long-term debt and funds transferred for redemption
of special purpose revenue bonds	(465,000)	(75,000)	—
Withheld shares for employee taxes on vested share-based compensation	(3,828)	(2,416)	(3,260)
Net proceeds from issuance of common stock	—	13,220	104,435
Common stock dividends	(134,873)	(117,274)	(131,765)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(6,349)	2,197	2,427
Net cash provided by financing activities	378,287	218,781	473,802
Net increase (decrease) in cash and cash equivalents	(16,571)	(22,026)	124,936
Cash and cash equivalents, January 1	278,452	300,478	175,542
Cash and cash equivalents, December 31	$261,881	$278,452	$300,478
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31		2017	2016	2015	2014	2013
(in thousands)

Short-term borrowings - other than bank [1]		$117,945	$—	$103,063	$118,972	$105,482
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]		1,368,479	1,319,260	1,278,702	1,199,025	1,209,583
Hamakua Energy, LLC 4.02% notes, due 2030		67,325	—	—	—	—
HEI 2.99% term loan, due 2022		150,000	—	—	—	—
HEI 5.67% senior notes, due 2021		50,000	50,000	50,000	50,000	50,000
HEI 3.99% senior notes, due 2023		50,000	50,000	50,000	50,000	50,000
HEI term loan LIBOR + .75%, paid in 2017		—	125,000	125,000	125,000	—
HEI term loan LIBOR + .75%, paid in 2017		—	75,000	—	—	—
HEI 4.41% senior notes, paid in 2016		—	—	75,000	75,000	75,000
HEI 6.51% medium-term notes, Series C paid in 2014		—	—	—	—	100,000
Less unamortized debt issuance cost		(2,007)	(241)	(334)	(478)	(623)
		1,683,797	1,619,019	1,578,368	1,498,547	1,483,960

Preferred stock of subsidiaries -
not subject to mandatory redemption		34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock		—	—	—	—	—
Common stock		1,662,491	1,660,910	1,629,136	1,521,297	1,488,126
Retained earnings		476,836	438,972	324,766	296,654	255,030
Accumulated other comprehensive loss, net of tax benefits		(41,941)	(33,129)	(26,262)	(27,378)	(16,750)
		2,097,386	2,066,753	1,927,640	1,790,573	1,726,406
		$3,933,421	$3,720,065	$3,643,364	$3,442,385	$3,350,141

LONG-TERM DEBT MATURITIES as of December 31, 2017
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2018	2019	2020	2021	2022	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$50,000	$—	$96,000	$—	$52,000	$1,178,546	$1,376,546
HEI	—	—	—	50,000	150,000	50,000	250,000
Hamakua Energy, LLC	3,887	3,739	3,669	3,864	4,146	48,020	67,325
Less unamortized debt issuance cost							(10,074)
	$53,887	$3,739	$99,669	$53,864	$206,146	$1,276,566	$1,683,797
Note:		See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.
[1]		Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2]		See pages 14 and 15 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
(dollars in thousands)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$81,894	$99,926	$92,794	$96,677	$81,519
Hawaii Electric Light	20,146	21,255	20,755	18,689	20,136
Maui Electric	17,911	21,136	22,165	22,275	21,277
Other subsidiaries	—	—	—	—	(3)

Utilities consolidated	119,951	142,317	135,714	137,641	122,929
ASB consolidated	66,997	57,279	54,730	51,301	57,727
HEI and other	(21,651)	48,660	(30,567)	(20,813)	(18,947)
Consolidated HEI	$165,297	$248,256	$159,877	$168,129	$161,709

Diluted earnings per common share	$1.52	$2.29	$1.50	$1.63	$1.62

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	6.5%	8.3%	8.0%	8.7%	8.0%
Hawaii Electric Light	7.0	7.3	7.2	6.7	7.4
Maui Electric	6.8	8.1	8.5	8.8	8.9
Utilities consolidated	6.6	8.1	8.0	8.4	8.0
ASB consolidated	11.3	10.1	10.0	9.7	11.3
Consolidated HEI	7.9%	12.4%	8.6%	9.6%	9.7%

NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY [1]
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2017	2016	2015	2014	2013
(dollars in millions, except per share amounts)
Core net income	$179.5	$190.1	$175.7	$173.0	$161.7

Core diluted earnings per common share	$1.65	$1.75	$1.65	$1.68	$1.62

Adjusted return on average common
equity (simple average)	8.6%	9.5%	9.4%	9.8%	9.7%
Note: Columns may not foot due to rounding
[1]	See the reconciliation of GAAP to non-GAAP measures in the Appendix.

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017		2016	2015	2014	2013
(in thousands)

CAPITAL STRUCTURE[1]
Long-term debt, net, including current portion[2]	$1,368,479		$1,319,260	$1,278,702	$1,199,025	$1,209,583
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	1,845,283		1,799,787	1,728,325	1,682,144	1,593,564
	$3,248,055		$3,153,340	$3,041,320	$2,915,462	$2,837,440
CAPITAL STRUCTURE RATIOS (%) [1,2]
Long-term debt, net, including current portion	42.1		41.8	42.1	41.1	42.6
Preferred stock	1.1		1.1	1.1	1.2	1.2
Common stock equity	56.8		57.1	56.8	57.7	56.2
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	3.64		4.11	3.97	4.04	3.72
Authorized return on rate base [3]
Hawaiian Electric	7.57		8.11	8.11	8.11	8.11
Hawaii Electric Light	7.80		8.31	8.31	8.31	8.31
Maui Electric	7.34		7.34	7.34	7.34	7.34
Earned rate-making return on simple average rate base [4]
Hawaiian Electric	6.08		7.48	7.39	7.76	7.26
Hawaii Electric Light	6.54		6.73	6.58	6.28	6.77
Maui Electric	6.10		6.99	7.19	7.48	7.24
Authorized return on simple average common equity [3]
Hawaiian Electric	9.50		10.00	10.00	10.00	10.00
Hawaii Electric Light	9.50		10.00	10.00	10.00	10.00
Maui Electric	9.00		9.00	9.00	9.00	9.00
Earned rate-making return on simple average common equity [5]
Hawaiian Electric	6.83		9.46	9.20	9.85	8.95
Hawaii Electric Light	7.30		7.61	7.49	6.65	7.46
Maui Electric	6.84		8.34	8.76	9.47	9.35
Book return on simple average common equity [6]
Hawaiian Electric	6.46		8.26	8.02	8.74	7.98
Hawaii Electric Light	6.97		7.28	7.22	6.71	7.41
Maui Electric	6.76		8.08	8.52	8.81	8.91

RATE BASE (in millions, simple average)
Hawaiian Electric	$1,975	[7]	$1,879	$1,814	$1,756	$1,662
Hawaii Electric Light	490	[7]	482	479	476	464
Maui Electric	438	[7]	431	440	439	421
	$2,903		$2,792	$2,733	$2,671	$2,547
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.1	3.1
Accumulated depreciation as percent of gross plant[1]	34.0		34.5	34.6	35.0	35.8
Weighted-average AFUDC rate	7.7		7.6	7.6	7.7	7.6

[1] At December 31.
[2]	Financial data for periods prior to January 1, 2016 has been updated to reflect the retrospective adoption of ASU No. 2015-03.
[3]	Reflects latest final decision and order as of the end of the respective years, with the exception of Hawaiian Electric and Hawaiian Electric Light's
2017 authorized returns which reflect the latest interim decision and orders.
[4]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[5]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[6]	Based on recorded net income divided by average common equity, simple average method.
[7]	The 12/31/17 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,027, $495 and $449, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
(in thousands)
Revenues	$2,257,566	$2,094,368	$2,335,166	$2,987,323	$2,980,172
Expenses
Fuel oil	587,768	454,704	654,600	1,131,685	1,185,552
Purchased power	586,634	562,740	594,096	722,008	710,681
Other operation and maintenance	417,910	405,533	413,089	410,612	403,270
Depreciation	192,784	187,061	177,380	166,387	154,025
Taxes, other than income taxes	214,949	199,862	221,885	280,863	281,131
Total expenses	2,000,045	1,809,900	2,061,050	2,711,555	2,734,659
Operating income	257,521	284,468	274,116	275,768	245,513
Allowance for equity funds used during construction	12,483	8,325	6,928	6,771	5,561
Interest expense and other charges, net	(69,637)	(66,824)	(66,370)	(64,757)	(59,279)
Allowance for borrowed funds used during construction	4,778	3,144	2,457	2,579	2,246
Income before income taxes	205,145	229,113	217,131	220,361	194,041
Income taxes	83,199	84,801	79,422	80,725	69,117
Net income	121,946	144,312	137,709	139,636	124,924
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	121,031	143,397	136,794	138,721	124,009
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	119,951	142,317	135,714	137,641	122,929
Retained earnings, January 1	1,091,800	1,043,082	997,773	948,624	907,273
Reclass of AOCI for tax rate reduction impact	209	—	—	—	—
Common stock dividends	(87,767)	(93,599)	(90,405)	(88,492)	(81,578)
Retained earnings, December 31	$1,124,193	$1,091,800	$1,043,082	$997,773	$948,624
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2017	2016	2015	2014	2013
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment
Land	$53,177	$53,153	$52,792	$52,299	$51,883
Plant and equipment	6,946,563	6,605,732	6,315,698	6,009,482	5,701,875
Less accumulated depreciation	(2,476,352)	(2,369,282)	(2,266,004)	(2,175,510)	(2,111,229)
Construction in progress	283,239	211,742	175,309	158,616	143,233
Utility property, plant and equipment, net	4,806,627	4,501,345	4,277,795	4,044,887	3,785,762
Nonutility property, plant and equipment,
less accumulated depreciation	7,580	7,407	7,272	6,563	6,567
Total property, plant and equipment, net	4,814,207	4,508,752	4,285,067	4,051,450	3,792,329
Current assets
Cash and equivalents	12,517	74,286	24,449	13,762	62,825
Customer accounts receivable, net	127,889	123,688	132,778	158,484	175,448
Accrued unbilled revenues, net	107,054	91,693	84,509	137,374	144,124
Other accounts receivable, net	7,163	5,233	10,408	4,283	14,062
Fuel oil stock, at average cost	86,873	66,430	71,216	106,046	134,087
Materials and supplies, at average cost	54,397	53,679	54,429	57,250	59,044
Prepayments and other	25,355	23,100	36,640	33,468	32,155
Regulatory assets	88,390	66,032	72,231	71,421	69,738
Total current assets	509,638	504,141	486,660	582,088	691,483
Other long-term assets
Regulatory assets	780,907	891,419	824,500	833,843	506,186
Unamortized debt expense	611	208	497	802	641
Other	90,918	70,908	75,486	81,838	67,426
Total other long-term assets	872,436	962,535	900,483	916,483	574,253
Total assets	$6,196,281	$5,975,428	$5,672,210	$5,550,021	$5,058,065
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,845,283	$1,799,787	$1,728,325	$1,682,144	$1,593,564
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,318,516	1,319,260	1,278,702	1,199,025	1,198,200
Total capitalization	3,198,092	3,153,340	3,041,320	2,915,462	2,826,057
Current liabilities
Current portion of long-term debt	49,963	—	—	—	11,383
Short-term borrowings from non-affiliate	4,999	—	—	—	—
Accounts payable	159,610	117,814	114,846	163,934	189,559
Interest and preferred dividends payable	22,575	22,838	23,111	22,316	21,652
Taxes accrued	199,101	172,730	191,084	250,402	249,445
Regulatory liabilities	3,401	3,762	2,204	632	1,916
Other	59,456	55,221	54,079	61,664	63,881
Total current liabilities	499,105	372,365	385,324	498,948	537,836
Deferred credits and other liabilities
Deferred income taxes	394,041	733,659	654,806	573,439	486,459
Regulatory liabilities	877,369	406,931	369,339	344,217	347,383
Unamortized tax credits	90,369	88,961	84,214	79,492	73,539
Defined benefit pension and other postretirement benefit plans liability	472,948	599,726	552,974	595,395	262,162
Other	98,689	76,921	78,146	76,636	91,735
Total deferred credits and other liabilities	1,933,416	1,906,198	1,739,479	1,669,179	1,261,278
Contributions in aid of construction	565,668	543,525	506,087	466,432	432,894
Total capitalization and liabilities	$6,196,281	$5,975,428	$5,672,210	$5,550,021	$5,058,065
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric
Company, Inc. and subsidiaries' Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015
(in thousands)
Cash flows from operating activities
Net income	$121,946	$144,312	$137,709
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	192,784	187,061	177,380
Other amortization	8,498	6,935	8,939
Impairment of utility assets	—	—	6,021
Deferred income taxes	38,037	74,386	75,626
Allowance for equity funds used during construction	(12,483)	(8,325)	(6,928)
Other	(1,066)	(3,700)	6,516
Changes in assets and liabilities
Decrease in accounts receivable	2,914	8,551	23,727
Decrease (increase) in accrued unbilled revenues	(15,361)	(7,184)	40,093
Decrease (increase) in fuel oil stock	(20,443)	4,786	34,830
Decrease (increase) in materials and supplies	(718)	750	2,821
Increase in regulatory assets	(17,256)	(18,273)	(24,182)
Increase (decrease) in accounts payable	25,734	(10,614)	(54,555)
Change in prepaid and accrued income taxes, tax credits and revenue taxes	29,862	2,123	(63,096)
Increase in defined benefit pension and other postretirement
benefit plans liability	604	484	1,125
Change in other assets and liabilities	(17,866)	(11,375)	(32,620)
Net cash provided by operating activities	335,186	369,917	333,406
Cash flows from investing activities
Capital expenditures	(441,598)	(320,437)	(350,161)
Contributions in aid of construction	64,733	30,100	40,239
Other	4,578	2,138	1,140
Net cash used in investing activities	(372,287)	(288,199)	(308,782)
Cash flows from financing activities
Common stock dividends	(87,767)	(93,599)	(90,405)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	14,000	24,000	—
Proceeds from issuance of long-term debt	315,000	40,000	80,000
Funds transferred for redemption of special purpose revenue bonds	(265,000)	—	—
Net increase in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	4,999	—	—
Other	(3,905)	(287)	(1,537)
Net cash used in financing activities	(24,668)	(31,881)	(13,937)
Net increase (decrease) in cash and cash equivalents	(61,769)	49,837	10,687
Cash and cash equivalents, January 1	74,286	24,449	13,762
Cash and cash equivalents, December 31	$12,517	$74,286	$24,449
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2017	2016	2015	2014	2013
(dollars in thousands, except par values)

				Shares outstanding
		Par value		12/31/17
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
	Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2017	2016	2015	2014	2013
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Refunding series 2005A, 4.80%, due 2025	$—	$—	$—	$40,000	$40,000
Series 2007A, 4.65%, due 2037	—	100,000	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	—	62,000	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	—	—
Refunding series 2017A, 3.10%, due 2026	62,000	—	—	—	—
Refunding series 2017B, 4.00%, due 2037	100,000	—	—	—	—
	292,000	292,000	292,000	292,000	292,000

Hawaii Electric Light
Refunding series 1999A, 5.50%, due 2014	—	—	—	—	11,400
Refunding series 2005A, 4.80%, due 2025	—	—	—	5,000	5,000
Series 2007A, 4.65%, due 2037	—	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	—	8,000	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	—	—
Refunding series 2017A, 3.10%, due 2026	8,000	—	—	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	—	—	—	—
	93,000	93,000	93,000	93,000	104,400

Maui Electric
Refunding series 2005A, 4.80%, due 2025	—	—	—	2,000	2,000
Series 2007A, 4.65%, due 2037	—	20,000	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	—	55,000	55,000	55,000	55,000
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	—	—
Refunding series 2017A, 3.10%, due 2026	55,000	—	—	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	—	—	—	—
	77,000	77,000	77,000	77,000	77,000
	462,000	462,000	462,000	462,000	473,400
Less funds on deposit with trustees	—	—	—	—	—
	$462,000	$462,000	$462,000	$462,000	$473,400

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2017	2016	2015	2014	2013
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric, 4.31%, Series 2017A, due 2047	$40,000	$—	$—	$—	$—
Maui Electric, 4.31%, Series 2017A, due 2047	10,000	—	—	—	—
Hawaiian Electric, 4.54%, Series 2016A, due 2046	40,000	40,000	—	—	—
Hawaiian Electric, 5.23%, Series 2015A, due 2045	50,000	50,000	50,000	—	—
Hawaii Electric Light, 5.23%, Series 2015A, due 2045	25,000	25,000	25,000	—	—
Maui Electric, 5.23%, Series 2015A, due 2045	5,000	5,000	5,000	—	—
Hawaii Electric Light, 3.83%, Series 2013A, due 2020	14,000	14,000	14,000	14,000	14,000
Hawaiian Electric, 4.45%, Series 2013A, due 2022	40,000	40,000	40,000	40,000	40,000
Hawaii Electric Light, 4.45%, Series 2013B, due 2022	12,000	12,000	12,000	12,000	12,000
Hawaiian Electric, 4.84%, Series 2013B, due 2027	50,000	50,000	50,000	50,000	50,000
Hawaii Electric Light, 4.84%, Series 2013C, due 2027	30,000	30,000	30,000	30,000	30,000
Maui Electric, 4.84%, Series 2013A, due 2027	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 5.65% Series 2013C, due 2043	50,000	50,000	50,000	50,000	50,000
Maui Electric, 5.65% Series 2013B, due 2043	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 3.79%, Series 2012A, due 2018	30,000	30,000	30,000	30,000	30,000
Hawaii Electric Light, 3.79%, Series 2012A, due 2018	11,000	11,000	11,000	11,000	11,000
Maui Electric, 3.79%, Series 2012A, due 2018	9,000	9,000	9,000	9,000	9,000
Hawaiian Electric, 4.03%, Series 2012B, due 2020	62,000	62,000	62,000	62,000	62,000
Maui Electric, 4.03%, Series 2012B, due 2020	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 4.55%, Series 2012C, due 2023	50,000	50,000	50,000	50,000	50,000
Hawaii Electric Light, 4.55%, Series 2012B, due 2023	20,000	20,000	20,000	20,000	20,000
Maui Electric, 4.55%, Series 2012C, due 2023	30,000	30,000	30,000	30,000	30,000
Hawaiian Electric, 4.72%, Series 2012D, due 2029	35,000	35,000	35,000	35,000	35,000
Hawaiian Electric, 5.39%, Series 2012E, due 2042	150,000	150,000	150,000	150,000	150,000
Hawaiian Electric, 4.53%, Series 2012F, due 2032	40,000	40,000	40,000	40,000	40,000
	863,000	813,000	773,000	693,000	693,000
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,376,546	1,326,546	1,286,546	1,206,546	1,217,946
Less unamortized discount	—	—	—	—	(1)
Less current portion of long-term debt, net	(49,963)	—	—	—	(11,383)
Less unamortized debt issuance costs	(8,067)	(7,286)	(7,844)	(7,521)	(8,362)
Long-term debt, net	$1,318,516	$1,319,260	$1,278,702	$1,199,025	$1,198,200
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31		2017	2016	2015	2014	2013
SERVICE AREA
Service area (square miles)		5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)		n/a	1,357	1,353	1,345	1,337
CUSTOMER ACCOUNTS [1]
Residential		406,241	402,818	400,655	398,256	394,910
Commercial		53,732	55,089	54,878	54,924	54,616
Large light and power		656	670	659	596	556
Other		1,596	1,585	1,608	1,640	1,660
		462,225	460,162	457,800	455,416	451,742
CUSTOMER ACCOUNTS BY COMPANY [1]
Hawaiian Electric		304,948	304,261	302,958	301,953	299,528
Hawaii Electric Light		85,925	85,029	84,309	83,421	82,637
Maui Electric		71,352	70,872	70,533	70,042	69,577
Consolidated		462,225	460,162	457,800	455,416	451,742
KILOWATTHOUR SALES (millions)
Residential		2,334	2,333	2,396	2,380	2,451
Commercial		2,868	2,911	2,978	3,022	3,106
Large light and power		3,443	3,555	3,533	3,524	3,463
Other		45	46	50	50	50
		8,690	8,845	8,957	8,976	9,070
KILOWATTHOUR SALES MIX (%)
Residential		26.9	26.4	26.8	26.5	27.0
Commercial		33.0	32.9	33.3	33.7	34.3
Large light and power		39.6	40.2	39.4	39.3	38.2
Other		0.5	0.5	0.5	0.5	0.5
		100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
Hawaiian Electric		6,548	6,660	6,754	6,782	6,859
Hawaii Electric Light		1,047	1,067	1,065	1,062	1,076
Maui Electric		1,095	1,118	1,138	1,132	1,135
Consolidated		8,690	8,845	8,957	8,976	9,070
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric		(1.7)	(1.4)	(0.4)	(1.1)	(1.7)
Hawaii Electric Light		(2.0)	0.2	0.2	(1.3)	(0.8)
Maui Electric		(2.1)	(1.8)	0.5	(0.2)	(0.9)
Consolidated		(1.8)	(1.3)	(0.2)	(1.0)	(1.5)
RENEWABLE GENERATION RPS (%) [2]
Hawaiian Electric		21	19	17	15	11
Hawaii Electric Light		57	54	49	47	48
Maui Electric		34	37	35	34	29
Consolidated		27	26	23	21	18
Source: State of Hawaii Data Book 2014 (prior years)
[1]	At December 31
[2]		Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that do not count toward RPS Standards beginning January 1, 2015.
n/a	Not available
					(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
REVENUES (thousands)
Electric sales revenue
Residential	$691,857	$638,776	$709,886	$879,605	$892,438
Commercial	766,921	711,553	798,202	1,027,588	1,044,166
Large light and power	776,808	720,878	802,366	1,051,119	1,015,079
Other	12,009	11,306	13,356	17,163	17,008
Total electric sales revenues	2,247,595	2,082,513	2,323,810	2,975,475	2,968,691
Other revenues	9,971	11,855	11,356	11,848	11,481
Total revenues	$2,257,566	$2,094,368	$2,335,166	$2,987,323	$2,980,172
Less:
Fuel oil	587,768	454,704	654,600	1,131,685	1,185,552
Purchased power	586,634	562,740	594,096	722,008	710,681
Taxes, other than income taxes	214,949	199,862	221,885	280,863	281,131
Net revenues	$868,215	$877,062	$864,585	$852,767	$802,808
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$1,598,504	$1,474,384	$1,644,181	$2,142,245	$2,124,174
Hawaii Electric Light	333,467	311,385	345,549	422,200	431,517
Maui Electric	325,678	308,705	345,517	422,965	424,603
Eliminations	(83)	(106)	(81)	(87)	(122)
Consolidated	$2,257,566	$2,094,368	$2,335,166	$2,987,323	$2,980,172
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	29.64	27.38	29.62	36.96	36.41
Commercial	26.74	24.44	26.81	34.00	33.62
Large light and power	22.56	20.28	22.71	29.82	29.31
Other	26.82	24.61	27.05	34.36	34.02
	25.86	23.54	25.90	33.15	32.73
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	24.31	22.01	24.23	31.47	30.86
Hawaii Electric Light	31.68	29.00	32.29	39.59	39.98
Maui Electric	29.58	27.45	30.21	37.17	37.20
Consolidated	25.86	23.54	25.90	33.15	32.73
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,829	5,856	6,052	6,036	6,283
Hawaii Electric Light	5,408	5,397	5,485	5,514	5,697
Maui Electric	6,000	6,067	6,351	6,408	6,554
Consolidated	5,779	5,806	5,996	6,000	6,220
Average monthly electric sales revenue per residential customer	$143	$132	$148	$185	$189

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional	3,703	3,799	3,948	4,013	4,243
Combustion turbine	46	22	35	19	13
Diesel	245	230	220	192	179
Combined-cycle	829	835	846	842	864
	4,823	4,886	5,049	5,066	5,299
Biofuels	55	37	54	42	34
Hydro and wind	10	17	22	23	19
Total net generated	4,888	4,940	5,125	5,131	5,352
Purchased
Non-renewable	2,851	2,918	2,956	2,978	2,951
Renewable [1]	1,396	1,431	1,352	1,329	1,244
Total purchased	4,247	4,349	4,308	4,307	4,195
	9,135	9,289	9,433	9,438	9,547
GENERATION MIX (%)
Fuel oil
Steam-conventional	40.5	40.9	41.9	42.6	44.4
Combustion turbine	0.5	0.2	0.4	0.2	0.1
Diesel	2.7	2.5	2.3	2.0	1.9
Combined-cycle	9.1	9.0	9.0	8.9	9.1
	52.8	52.6	53.6	53.7	55.5
Biofuels	0.6	0.4	0.6	0.5	0.4
Hydro and wind	0.1	0.2	0.2	0.2	0.2
Total generation	53.5	53.2	54.4	54.4	56.1
Purchased
Non-renewable	31.2	31.4	31.3	31.5	30.9
Renewable [1]	15.3	15.4	14.3	14.1	13.0
Total purchased	46.5	46.8	45.6	45.6	43.9
	100.0	100.0	100.0	100.0	100.0

[1]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
				(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2017	2016	2015	2014	2013	2012
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Steam-conventional	1,086	1,085	1,085	1,207	1,207	1,207
Combustion turbine	150	150	150	150	150	150
Diesel	146	143	151	147	147	147
Biodiesel (CIP CT-1)	121	121	113	113	113	113
Combined-cycle	170	170	170	170	170	170
	1,673	1,669	1,669	1,787	1,787	1,787
Firm purchase power contracts [4]
Non-renewable	448	448	448	448	448	448
Renewable	103	103	107	127	119	97
	551	551	555	575	567	545
	2,224	2,220	2,224	2,362	2,354	2,332
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,679	1,679	1,679	1,786	1,778	1,756
Hawaii Electric Light	277	274	274	292	292	292
Maui Electric	268	267	271	284	284	284
	2,224	2,220	2,224	2,362	2,354	2,332
SYSTEM PEAK LOAD BY COMPANY (MW) [3]
Hawaiian Electric	1,184	1,192	1,206	1,165	1,144	1,141
Hawaii Electric Light	190	189	192	188	190	189
Maui Electric	210	212	212	201	201	205
	1,584	1,593	1,610	1,554	1,535	1,535
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,546	8,501	8,762	8,728	9,043	9,395
Average fuel oil cost per barrel	$68.78	$53.49	$74.71	$129.65	$131.10	$138.09
Average fuel oil cost per million BTU (cents)	1,114.3	862.3	1,206.5	2,087.6	2,103.2	2,210.4
Fuel oil cost per net KWH generated (cents)	12.048	9.235	12.828	22.156	22.230	23.281
BTU per net KWH generated by company
Hawaiian Electric	10,879	10,750	10,716	10,630	10,536	10,448
Hawaii Electric Light	11,087	11,412	11,205	11,221	11,658	12,025
Maui Electric	10,406	10,119	9,958	10,177	10,088	10,193
Consolidated	10,812	10,710	10,632	10,613	10,570	10,533
OTHER DATA
Losses and system uses (%)	4.7	4.6	4.8	4.7	4.8	4.8
Reserve margin (%) [3]	42.0	40.8	40.4	54.5	57.2	56.0
Annual load factor (%) [3]	65.8	66.6	66.9	69.3	71.0	72.1
Cost per KWH purchased (cents)	13.813	12.939	13.790	16.765	16.940	17.694

[1] At December 31.
[2] Excludes hydro run-of-river units.
[3] Net; noncoincident and nonintegrated.
[4]
Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV). Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2017	2016	2015	2014	2013

CAPITAL RATIOS (%)
Common equity tier 1
ASB	12.95	12.17	12.07	N/A	N/A
Requirement	4.50	4.50	4.50	N/A	N/A
Tier 1 capital
ASB	12.95	12.17	12.07	11.28	11.17
Requirement	6.00	6.00	6.00	4.00	4.00
Total capital
ASB	14.20	13.42	13.27	12.35	12.13
Requirement	8.00	8.00	8.00	8.00	8.00
Tier 1 leverage
ASB	8.58	8.59	8.82	8.91	9.12
Requirement	4.00	4.00	4.00	1.50	1.50
KEY STATISTICS (%)
Return on average assets
ASB	1.02	0.92	0.95	0.95	1.13
Peers [1]	0.95	1.03	0.99	1.03	0.98
High performing peers [1]	1.17	1.19	1.24	1.23	1.24
Return on average equity
ASB	11.20	9.90	9.93	9.60	11.43
Peers [1]	8.39	9.52	8.94	9.60	8.97
High performing peers [1]	11.02	10.87	11.36	11.57	11.27
Net interest margin
ASB	3.69	3.59	3.53	3.62	3.74
Peers [1]	3.50	3.49	3.62	3.63	3.65
High performing peers [1]	3.57	3.48	3.71	3.90	4.01
Revenue growth
ASB	4.51	6.54	6.09	(2.57)	(2.43)
Peers [1]	9.68	9.28	8.71	6.81	2.91
High performing peers [1]	6.73	5.23	5.19	6.81	0.46
Efficiency ratio
ASB	61.60	61.89	64.87	64.66	63.46
Peers [1]	57.51	57.65	60.34	62.35	62.72
High performing peers [1]	51.58	52.96	50.78	50.15	48.19
Net charge-offs to loans outstanding
ASB	0.27	0.24	0.04	0.01	0.09
Peers [1]	0.07	0.10	0.11	0.17	0.25
High performing peers [1]	0.06	0.10	0.09	0.15	0.14
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	38	36	30	36	40
Loan Growth (%)	(1.52)	2.63	4.08	6.78	9.71
Branch locations [2]	49	52	56	56	57
Number of ATMs [2]	113	114	116	116	116

[1]	Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets, list revised annually.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.
[2] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2017	2016	2015	2014	2013
(in thousands)
Interest and dividend income
Interest and fees on loans	$207,255	$199,774	$184,782	$179,341	$172,969
Interest and dividends on investment securities	28,823	19,184	15,120	11,945	13,095
Total interest and dividend income	236,078	218,958	199,902	191,286	186,064
Interest expense
Interest on deposit liabilities	9,660	7,167	5,348	5,077	5,092
Interest on other borrowings	2,496	5,588	5,978	5,731	4,985
Total interest expense	12,156	12,755	11,326	10,808	10,077
Net interest income	223,922	206,203	188,576	180,478	175,987
Provision for loan losses	10,901	16,763	6,275	6,126	1,507
Net interest income after provision for loan losses	213,021	189,440	182,301	174,352	174,480
Noninterest income
Fees from other financial services	22,796	22,384	22,211	21,747	27,099
Fee income on deposit liabilities	22,204	21,759	22,368	19,249	18,363
Fee income on other financial products	7,205	8,707	8,094	8,131	8,405
Net gains on sale of securities	—	598	—	2,847	1,226
Mortgage banking income	2,201	6,625	6,330	2,913	8,309
Other income, net	7,156	6,893	8,828	6,324	8,681
Total noninterest income	61,562	66,966	67,831	61,211	72,083
Noninterest expense
Compensation and employee benefits	95,751	90,117	90,518	79,885	82,910
Occupancy and equipment	23,931	23,259	22,942	23,761	24,042
Data processing	13,280	13,030	12,103	11,690	10,952
Services	10,994	11,054	10,204	10,269	9,015
Other expense	31,911	31,594	30,553	30,663	30,496
Total noninterest expense	175,867	169,054	166,320	156,268	157,415
Income before income taxes	98,716	87,352	83,812	79,295	89,148
Income taxes	31,719	30,073	29,082	27,994	31,421
Net income	$66,997	$57,279	$54,730	$51,301	$57,727
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2017	2016	2015	2014	2013
(in thousands)

ASSETS
Cash and cash equivalents	$234,099	$189,211	$220,881	$161,463	$156,603
Restricted cash	—	1,764	—	—	—
Investment securities
Available-for-sale investment securities, at fair value	1,401,198	1,105,182	820,648	550,394	529,007
Held-to-maturity investment securities, at amortized cost	44,515	—	—	—	—
Investment in stock of Federal Home Loan Bank, at cost	9,706	11,218	10,678	69,302	92,546
Loans receivable, net	4,628,381	4,701,977	4,570,412	4,397,457	4,115,415
Real estate acquired in settlement of loans, net	133	1,189	1,030	891	1,205
Other and other intangibles, net	398,437	328,626	308,916	304,525	267,720
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$6,798,659	$6,421,357	$6,014,755	$5,566,222	$5,244,686

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$5,890,597	$5,548,929	$5,025,254	$4,623,415	$4,372,477
Other borrowings	190,859	192,618	328,582	290,656	244,514
Other	110,356	101,635	101,029	118,363	107,205
Total liabilities	6,191,812	5,843,182	5,454,865	5,032,434	4,724,196

Common stock	345,019	342,705	340,497	338,412	336,054
Retained earnings	292,957	257,943	236,664	211,934	196,633
Accumulated other comprehensive loss, net of tax benefits	(31,129)	(22,473)	(17,271)	(16,558)	(12,197)
Total shareholder's equity	606,847	578,175	559,890	533,788	520,490
Total liabilities and shareholder's equity	$6,798,659	$6,421,357	$6,014,755	$5,566,222	$5,244,686
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted		2017	2016	2015	2014	2013

POPULATION BY COUNTY (thousands) [1]
Honolulu		n/a	993	993	988	985
Hawaii		n/a	198	196	194	191
Maui		n/a	166	164	163	161
Kauai		n/a	72	72	71	69
		n/a	1,429	1,425	1,416	1,406

VISITOR DATA
Visitor arrivals by air (thousands)		9,257	8,822	8,563	8,196	8,003
Visitor days by air (thousands)		83,412	79,669	78,086	74,983	74,050
Visitor expenditures by air (millions)		16,734	15,754	14,938	14,809	14,352

Year-over-year change (%)
Visitor arrivals by air		4.9	3.0	4.5	2.4	1.7
Visitor days		4.7	2.3	4.1	1.3	0.5
Visitor expenditures by air		6.2	5.5	0.9	3.2	1.1

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]		$3,128	$3,241	$3,964	$3,315	$2,721
Government contracts awarded		$1,192	$1,673	$1,555	$1,097	$1,194
Estimated value of completed construction		n/a	$8,288	$8,112	$7,024	$7,330

OTHER DATA
Real gross state product (billions of 2009 $s)		$75.2	$74.0	$72.7	$69.7	$70.0
Honolulu Consumer Price Index (% change)		2.5	2.0	1.0	1.4	1.8
Total non-agriculture wage and salary jobs (thousands) [3]		654.8	647.6	638.6	627.2	618.6
Unemployment rate (average annual %)		2.5	3.0	3.6	4.4	4.9
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2016 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism
Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau.
[1]		Resident population estimates, including military personnel, excluding visitors, as of July 1
[2]	Excludes public construction.
[3]		Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a	Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings (including diluted earnings per common share), the return on average common equity (ROACE) and the adjusted non-GAAP core ROACE for HEI consolidated and the utility.
The reconciling adjustments from GAAP earnings to core earnings include income, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc., the cancelled spin-off of ASB Hawaii, Inc. and the terminated liquefied natural gas (LNG) contract which required the Hawaii Public Utilities Commission approval of the merger with NextEra Energy, Inc. For more information on the transactions, see HEI’s Form 8-K filed on July 18, 2016, and HEI’s Form 8-K filed on July 19, 2016. In addition, the reconciling adjustments from GAAP earnings to core earnings also exclude the impact of the federal tax reform act due to the adjustment of deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company’s fundamental core earnings. Management has shown adjusted non-GAAP (core) net income and adjusted non-GAAP (core) diluted earnings per common share in order to provide better comparability of core net income, EPS and ROACE between periods.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2017	2016	2015	2014	2013
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$165.3	$248.3	$159.9	$168.1	$161.7
Excluding special items (after-tax):
(Income) expenses related to the terminated merger with NextEra Energy
and cancelled spin-off of ASB Hawaii	—	(60.3)	15.8	4.9	—
Costs related to the terminated LNG contract[2]	—	2.1	—	—	—
Bonus related to enactment of federal tax reform[3]	0.7	—	—	—	—
Federal tax reform impacts[4]	13.4	—	—	—	—
Non-GAAP (core) net income	$179.5	$190.1	$175.7	$173.0	$161.7
HEI CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE (EPS)
GAAP (as reported)	$1.52	$2.29	$1.50	$1.63	$1.62
Non-GAAP (core)	$1.65	$1.75	$1.65	$1.68	$1.62
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	7.9%	12.4%	8.6%	9.6%	9.7%
Based on non-GAAP (core)[5]	8.6%	9.5%	9.4%	9.8%	9.7%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$120.0	$142.3	$135.7	$137.6	$122.9
Excluding special items (after-tax):
Costs related to the terminated merger with Next Era Energy	—	0.1	0.5	—	—
Costs related to the terminated LNG contract[2]	—	2.1	—	—	—
Federal tax reform impacts[4]	9.2	—	—	—	—
Non-GAAP (core)	$129.1	$144.5	$136.2	$137.6	$122.9
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	6.6%	8.1%	8.0%	8.4%	8.0%
Based on non-GAAP (core)[5]	7.1%	8.2%	8.0%	8.4%	8.0%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2]	The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing
[3]	Bonus paid by American Savings Bank related to enactment of federal tax reform
[4]	Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances
[5] Calculated as core net income divided by average GAAP common equity